                         [SECRETARY OF STATE LETTERHEAD]

                     [THE GREAT SEAL OF THE STATE OF NEVADA]

                                [GRAPHIC OMITTED]



                               CORPORATE CHARTER


I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that BUYENERGY CORPORATION did on JULY 11, 2001 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



                                     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on JULY 11, 2001.



                                     /s/ Dean Heller
[STAMP OF THE GREAT SEAL             ---------------------
 OF THE STATE OF NEVADA]             Dean Heller
                                     Secretary of State

                                 By: /s/ Angele Alart
                                     ---------------------
                                     Angele Alart
                                     Certification Clerk

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


          DEAN HELLER                                                            FILED # C18490-01
[GRAPH    SECRETARY OF STATE                  ------------------------
OMITTED]                                      |     ARTICLES OF      |              JULY 11 2001
          101 NORTH CARSON STREET, SUITE 3    |    INCORPORATION     |
          CARSON CITY, NEVADA 59701-4786      | (PURSUANT TO NRS 78) |            IN THE OFFICE OF
          (775) 684-5706                      ------------------------            /s/ DEAN HELLER
                                                                           DEAN HELLER SECRETARY OF STATE

          _____________________________________________________________
          Important: Read attached instructions before completing form.

-----------------------------------------------------------------------------------------------------------------------------------
1. NAME OF CORPORATION:                BuyEnergy Corporation
                                       ============================================================================================


2. RESIDENT AGENT NAME                 CSC Services of Nevada, Inc.
   AND STREET ADDRESS:                 --------------------------------------------------------------------------------------------
   (must be a Nevada address           NAME
    unless express only for second)
                                       502 East John Street                                    Carson City   NEVADA      89706
                                       ---------------------------------------------------------------------        ---------------
                                       STREET ADDRESS                                              CITY                 ZIP CODE
                                       ============================================================================================

3. SHARES
   (number of shares                   NUMBER OF SHARES                                             NUMBER OF SHARES
    committed and                      WITH PAR VALUE:   50,000,000         PAR VALUE: $.001        WITHOUT PAR VALUE:
    authorized to issue)               ============================================================================================

4. NAMES, ADDRESSES,                   The First Board of Directors/Trustees shall consist of 1 member(s) whose names and
   NUMBER OF BOARD OF                  addresses are as follows:
   DIRECTORS/TRUSTEES:
                                       1.     Michael J. Pilgrim
                                         ------------------------------------------------------------------------------------------
                                       NAME

                                              5633 Strand Blvd. Suite 313                    Naples          FL          34110
                                       --------------------------------------------------------------------------------------------
                                       STREET ADDRESS                                         CITY         STATE        ZIP CODE


                                       2.
                                         ------------------------------------------------------------------------------------------
                                       NAME


                                       --------------------------------------------------------------------------------------------
                                       STREET ADDRESS                                         CITY         STATE        ZIP CODE


                                       3.
                                         ------------------------------------------------------------------------------------------
                                       NAME


                                       --------------------------------------------------------------------------------------------
                                       STREET ADDRESS                                         CITY         STATE        ZIP CODE


                                       4.
                                         ------------------------------------------------------------------------------------------
                                       NAME


                                       --------------------------------------------------------------------------------------------
                                       STREET ADDRESS                                         CITY         STATE        ZIP CODE
                                       ============================================================================================

5. PURPOSE:                            THE PURPOSE OF THIS CORPORATION SHALL BE:
   (instrument for influencing)                                                   To engage in the business of Energy
                                       ============================================================================================

6. OTHER MATTERS:
   (non-instrument)                    NUMBER OF ADDITIONAL PAGES ATTACHED:
                                       ============================================================================================

7. NAMES, ADDRESSES
   AND SIGNATURES OF                          Michael J. Pilgrim                         /s/ Michael J. Pilgrim
   INCORPORATORS:                      -----------------------------------------   ------------------------------------------------
   (attach additional pages if         NAME                                        SIGNATURE
    there are more than 2
    incorporators)                            5633 Strand Blvd. Suite 313                    Naples          FL          34110
                                       --------------------------------------------------------------------------------------------
                                       ADDRESS                                                CITY         STATE        ZIP CODE


                                       -----------------------------------------   ------------------------------------------------
                                       NAME                                        SIGNATURE


                                       --------------------------------------------------------------------------------------------
                                       ADDRESS                                                CITY         STATE        ZIP CODE
                                       ============================================================================================


8. CERTIFICATE OF
   ACCEPTANCE OF                       I, /s/ CSC Services of Nevada, Inc.    hereby accept appointment as Resident Agent for the
   APPOINTMENT OF                         --------------------------------    above named corporation.
   RESIDENT AGENT:                          CSC Services of Nevada, Inc.

                                       By: /s/ C. Woodget                                     7-11-01
                                       -----------------------------------------   ------------------------------------------------
                                       AUTHORIZED SIGNATURE OF R.A. or             DATE
                                       ON BEHALF OF R.A. COMPANY
                                       ============================================================================================


   This form must be accompanied by appropriate fees. See attached fee schedule.     Nevada Secretary of State Form CORPART 1880.01
                                                                                                               Revised on: 02/06/01
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
(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF                      FILE NUMBER

      BUYENERGY CORPORATION                 JULY   2001
  -----------------------------     -------------------------                           -----------
      (Name of Corporation)             (Incorporation Date)

      A NEVADA CORPORATION                                                        PERIOD ____________TO _____________
  -----------------------------
     (State of Corporation)

THE CORPORATION'S DULY APPOINTED RESIDENT AGENT IN THE STATE OF NEVADA          ---------------------------------------------------
UPON WHOM PROCESS CAN BE SERVED IS:                                             | OFFICE USE ONLY                                 |
------------------------------------------------------------------------        |                                                 |
|                                                                      |        |                FILED #  C18490-01               |
| CSC Services of Nevada, Inc.                                         |        |                                                 |
| 502 East John Street                                                 |        |                   JUL 11 2001                   |
| Carson City, Nevada 89706                                            |        |                                                 |
|                                                                      |        |                 IN THE OFFICE OF                |
|                                                                      |        |                    DEAN HELLER                  |
|                                                                      |        |          DEAN HELLER SECRETARY OF STATE         |
------------------------------------------------------------------------        ---------------------------------------------------
Important: Read Instructions before completing and returning this form.

1. PRINT OR TYPE NAMES AND ADDRESSES, OTHER RESIDENCE OR BUSINESS, FOR ALL OFFICERS AND DIRECTORS. A PRESIDENT, SECRETARY,
   TREASURER AND AT LEAST ONE DIRECTOR MUST BE RETURNED.

2. HAVE AN OFFICER SIGN THE FORM. FORMS WILL BE RETURNED IF UNSIGNED.

3. RETURN THE COMPLETED FORM WITH REQUIRED FILING FEES. A $15.00 PER PARTY MUST BE ADDED FOR PROCESS TO FILE THIS FORM BY THE 1ST
   DAY OF THE 2ND MONTH FOLLOWING INCORPORATION DATE.

4. MAKE YOUR CHECK PAYABLE TO THE SECRETARY OF STATE. YOUR CERTIFIED CHECK WILL COMPRISE A CERTIFICATE TO NO. NR678.155. IF YOU
   NEED A RECEIPT, RETURN PAGE 2 IMMEDIATELY AND ENCLOSE A ADDRESSED STAMPED ENVELOPE. TO RECEIVE A CERTIFIED COPY, ENCLOSE A COPY
   OF THIS COMPLETED FORM, AN ADDITIONAL $10.00 AND APPROPRIATE INSTRUCTIONS.

5. RETURN THE COMPLETED FORM TO SECRETARY OF STATE, 101 NORTH CARSON SQUARE, STATE 1, CARSON CITY, NV 88787-4786, (775) 844-8702.

                                                  FILING FEE: $55.00 LATE PENALTY: $15.00
                                   THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH FOLLOWING INCORPORATION DATE


-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
             Michael J. Pilgrim                                             PRESIDENT

             5633 Strand Blvd. Suite 313                                    Naples          FL    34110
PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
             Michael J. Pilgrim                                             SECRETARY

             SAME
PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
             Michael J. Pilgrim                                             TREASURER

             SAME
PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
                                                                            DIRECTOR


PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
                                                                            DIRECTOR


PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

NAME                                                          TITLE(S)
                                                                            DIRECTOR


PO BOX       STREET ADDRESS                                   CITY                         ST     ZIP

-------------------------------------------------------------------------------------------------------------

SIGNATURE    /s/ Michael Pilgrim  President/Secretary/Treasurer                DATE JULY 11, 2001
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